IVY FUNDS

Nomura High Income Fund (formerly, Macquarie High Income Fund) (the “Fund”)

Supplement to the Fund’s current Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (“SAI”), as may be amended

Sub-Advisor Appointment for the Fund

On or about May 1, 2026 (“Effective Date”), Nomura Corporate Research and Asset Management Inc. (“NCRAM” or the “Sub-Advisor”), located at 309 West 49th Street, New York, NY 10019, will become a sub-advisor to the Fund and the changes described below will become effective. On the Effective Date, NCRAM is added as a Sub-Advisor to all applicable sections of the Fund’s Summary Prospectus, Statutory Prospectus, and SAI.

Additional Fund Changes (Effective on or about May 1, 2026)

Under the “Fund Summary – What are the Fund’s principal investment strategies?” section of the Fund’s Prospectus, the current information is replaced in its entirety with the following.

Nomura High Income Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of US and foreign issuers, the risks of which are, in the judgment of the Manager and Nomura Corporate Research and Asset Management Inc. (the “Sub-Advisor”, together the “Management Team”), consistent with the Fund’s objective. The Fund invests primarily in lower-quality debt securities, which include debt securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Management Team to be of comparable quality. The Fund may invest up to 100% of its total assets in non-investment-grade debt securities, commonly called “high-yield” or “junk” bonds, which include debt securities rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Management Team to be of comparable quality. The Fund may invest in fixed-income securities of any maturity.
The Fund may invest up to 100% of its total assets in foreign securities that are denominated in US dollars or foreign currencies. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.
The Fund may invest in restricted securities.
At times, the Fund may invest in a wholly-owned company acting as an investment vehicle for the Fund to effect certain investments consistent with the Fund’s investment objectives (Subsidiary). The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to certain investments in accordance with the limits of the federal tax laws. The Fund complies with the provisions of the Investment Company Act of 1940, as amended (1940 Act), that govern investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary complies with the 1940 Act’s provisions relating to affiliated transactions and custody of assets. Please refer to the Fund’s SAI for information about the custodian of the Subsidiary.
Under the “Fund Summary – What are the principal risks of investing in the Fund?” section of the Fund’s Prospectus, the current definition of “Restricted securities risk” is replaced with the following, and the following additional risks are added immediately following the “Subsidiary risk” definition.

Restricted securities risk — The risk that restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A Securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the Securities Act of 1933, as amended (1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent the Fund finds it difficult to sell these securities when the Management Team believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of the Fund.
New issue risk – New issues may have limited markets, making valuation and selling difficult. The market value of newly issued securities may fluctuate considerably.
Distressed securities risk - The market for distressed securities and instruments is generally thinner and less active than other markets, which can adversely affect the prices at which distressed securities can be sold.
Deferred payment securities risk – These securities may be subject to greater price fluctuations when interest rates change than securities that currently pay interest. During the time that interest payments are not being made on these securities, holders are deemed to receive income annually, even though cash is not received.
Payment-in-kind securities risk – Payment-in-kind securities defer cash interest payments by treating them as additional principal. This results in higher total debt and the potential for increased default risk of the issuer.
Under the “Fund Summary – Who manages the Fund?” section of the Prospectus, the current information is replaced in its entirety with the following:

Who manages the Fund?

Investment manager
Delaware Management Company, a series of Nomura Investment Management Business Trust (a Delaware statutory trust)

Portfolio Manager	Title with Delaware Management Company	Start date on the Fund
John McCarthy, CFA	Senior Portfolio Manager – Leveraged Credit	November 2021

Sub-advisor
Nomura Corporate Research and Asset Management Inc.

Portfolio Managers	Title with Nomura Corporate Research and Asset Management Inc.	Start date on the Fund
David Crall, CFA	President, Chief Executive Officer, Chief Investment Officer, and Managing Director	May 2026
Stephen Kotsen, CFA	Managing Director, Portfolio Manager	May 2026
Amy Yu Chang, CFA	Managing Director, Portfolio Manager	May 2026
Christopher Parham, CFA	Executive Director, Assistant Portfolio Manager	May 2026

Employees of the Manager’s affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements.  These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Fund.

Under the “How we manage the Funds – Our principal investment strategies” section of the Fund’s Prospectus, the current information is replaced in its entirety with the following:
The Fund seeks to achieve its objective to provide total return through a combination of high current income and capital appreciation by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of US and foreign issuers, the risks of which are, in the judgment of the Management Team, consistent with the Fund's objective. There is no guarantee, however, that the Fund will achieve its objective.

In general, the high level of income that the Fund seeks is paid by debt securities rated in the lower rating categories of the NRSROs or unrated securities that are determined by the Management Team to be of comparable quality; these include debt securities rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Management Team to be of comparable quality. The Fund may invest up to 100% of its total assets in non-investment-grade debt securities, commonly called “high-yield” or “junk” bonds, which include debt securities rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Management Team to be of comparable quality. Lower-quality debt securities (which include junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
The Management Team believes that a total return strategy driven by credit research and a team effort is the best way to generate alpha in high yield. The core of this strategy is a “Strong Horse” investment philosophy. The goal of the Management Team is to find Strong Horse companies that can carry their debt loads through the economic cycle, generating strong, sustainable cash flows that enable them to de-lever their balance sheets and improve their ratings. As their credit quality improves, bond income is supplemented by capital appreciation. The Management Team believes Strong Horse companies are less likely to default on payments of principal or interest. In addition to spread compression and income, the Management Team believes that a significant amount of alpha in high yield is to be found by avoiding problems throughout the cycle. The approach is collaborative, with ideas generated by the whole team. Analysts are organized on a sector basis and focus on the return being offered for the risk being taken. Trading is proactive and is a potential source of additional alpha.
The Management Team follows an investment decision making process that follows three basic steps:
Idea Generation: Idea generation can come from analysts, portfolio managers, or other investment professionals. In the idea generation process, the Management Team seeks to identify trends in the market or situations where bond prices differ from fundamental risks. Portfolio managers and analysts communicate openly, and ideas regarding market or issuer developments are shared among members of the investment team. During these discussions, analysts and portfolio managers will jointly decide which ideas have merit, and at that point the analyst will research the idea thoroughly.
Credit Research: The Management Team’s credit research process is founded on a diligent fundamental analysis. The process seeks to analyze business risk, financial risk, bond deal structure, and sustainability risk. In analyzing business risk, the Management Team studies the company’s cash flows and its industry dynamics. The Management Team frequently communicates with issuers. In analyzing financial risk, the Management Team examines the leverage applied to the cash flows, as well as financing needs. The Management Team also studies an investment’s covenants to protect the investor’s rights as bondholders. Dedicated high yield analysts perform the vast majority of the research utilized in the management of high yield portfolios. Rating agencies, sell-side analysts, independent research providers, and other experts may be utilized as additional sources of information. Data may be sourced from the issuer and via specialty vendors.
Portfolio Construction:  As portfolio managers build the portfolios, they will consider the top-down attributes of the portfolios, especially the ratings, industry, and duration posture. The portfolio managers and other investment professionals discuss macro factors such as economic growth, central bank policy, currencies, and commodity prices, as well as market factors such as default rates, technical trends, and new issue trends. They will discuss what scenarios are incorporated into high yield market prices, and the risk/reward outlook for sectors and segments of the high yield market. Bottom-up information from analysts will also contribute to top-down views. The portfolio managers will monitor their ratings, industry, and duration posture on an ongoing basis, seeking the best bottom-up opportunities that create the desired top-down posture.
The Fund strives to provide total return, with high current income as a secondary objective.
The Management Team maintains a well-diversified portfolio of high yield bonds that represents many different sectors and industries. Through diversification the Management Team can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.
The Fund may own, to a lesser degree, preferred stocks, common stocks and convertible securities and other equity securities or warrants generally incidental to the purchase or ownership of a fixed-income instrument or in connection with a reorganization of an issuer. The prices of common stocks and other equity securities tend to fluctuate in the short term, particularly those of smaller companies. The Fund may invest in restricted securities, including Rule 144A Securities. The Fund may purchase shares of other investment companies subject to the restrictions and limitations of the 1940 Act.
The Fund may invest up to 100% of its total assets in foreign securities, including securities of issuers in emerging markets. Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
The Fund may use a variety of derivatives instruments for various purposes. The Fund may, at any given time, use futures contracts and swaps (including credit default swaps and total return swaps). The Fund may use these derivatives in an attempt to enhance return, to hedge broad or specific fixed-income market movements, to gain or increase exposure to specific securities, sectors and/or geographical areas, to invest in foreign currencies or securities not otherwise readily available, to mitigate the impact of rising interest rates or to otherwise manage the risks of the Fund. In an effort to manage foreign currency exposure, the Fund may use forward currency contracts to either increase or decrease exposure to a given currency. With credit default swaps, the Fund either may sell or buy credit protection with respect to bonds, loans or other debt securities pursuant to the terms of these contracts.
When the Management Team believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the Fund, the Management Team may invest up to 100% of the Fund's assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Management Team believes are of comparable quality. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivatives instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. It also may shorten the average maturity of the Fund's debt holdings or emphasize investment-grade debt securities.

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objective.
At times, the Fund may invest in the Subsidiary, which is a wholly owned company acting as an investment vehicle for the Fund, in order to effect certain investments consistent with the Fund's investment objectives. The Fund's investment in the Subsidiary is expected to provide the Fund with exposure to certain investments in accordance with the limits of the federal tax laws
.Under the “How we manage the Funds – The risks of investing in the Funds” section of the Fund’s Prospectus, the following risks are added as principal risks (P) of the Fund in the table starting on page 117 of the statutory prospectus, the following risk definitions are added in alphabetical order and all references to “the Manager” in this section are revised to include “or the Management Team, as applicable”:

New issue risk – New issues may have limited markets, making valuation and selling difficult. The market value of newly issued securities may fluctuate considerably.
Distressed securities risk - The market for distressed securities and instruments is generally thinner and less active than other markets, which can adversely affect the prices at which distressed securities can be sold.
Deferred payment securities risk – These securities may be subject to greater price fluctuations when interest rates change than securities that currently pay interest. During the time that interest payments are not being made on these securities, holders are deemed to receive income annually, even though cash is not received.
Payment-in-kind securities risk – Payment-in-kind securities defer cash interest payments by treating them as additional principal. This results in higher total debt and the potential for increased default risk of the issuer.
The following information is added to the end of the list of sub-advisors under the “Who manages the Funds – Sub-Advisors” section of the Fund’s Prospectus:

Nomura Corporate Research and Asset Management Inc.

Nomura Corporate Research and Asset Management Inc. (NCRAM), located at 309 West 49th Street, New York, NY, 10019, serves as the sub-advisor for the Nomura High Income Fund.

Under the “Who manages the Funds—Portfolio managers” section of the Fund’s Prospectus, the current information regarding who is primarily responsible for the day-to-day management of the Fund is replaced in its entirety with the following and the additional information regarding the NCRAM portfolio managers is added to the portfolio manager bio section:

Nomura High Income Fund

David Crall, Stephen Kotsen, Amy Yu Chang, Christopher Parham and John McCarthy are primarily responsible for the day-to-day portfolio management of the Fund.

David Crall, CFA, is the President, Chief Executive Officer (CEO), Chief Investment Officer (CIO), and a Managing Director with NCRAM. He is also a member of NCRAM’s Board of Directors. Mr. Crall became President and CEO of NCRAM in June 2019, and in this capacity he is responsible for the firm’s overall management and business strategy. In addition, as CIO since January 2010, he leads the investment activities and investment team of NCRAM. He is the Chair of NCRAM’s Management Oversight, Investment, New Product, Risk Monitoring, and ESG Committees. Previously, he was a portfolio manager and co-head of the high yield bond team at NCRAM, encompassing primarily high yield bonds but also public-side management of loans and distressed investments, since 2000. Prior to that, he was a portfolio manager of various high yield accounts at NCRAM since 1997, and an analyst in the high yield group at

NCRAM for various industries since 1992. Mr. Crall received his B.A. in English from Yale University in 1992. He is a CFA® charterholder, a member of the CFA institute, and a member of the New York Society of Security Analysts.
Steve Kotsen, CFA, is a Managing Director and Portfolio Manager with NCRAM. He has been the lead portfolio manager for NCRAM’s flagship High Yield Total Return Strategy since 2000, including numerous separate accounts, mutual funds, UCITS funds, and other commingled vehicles. He joined NCRAM in 1998 and initially worked as a high yield credit analyst covering various sectors. Previously, he was a portfolio manager at Lazard Frères Asset Management, managing fixed income portfolios exceeding $2bn, and prior to that role, he served as a credit analyst at Lazard. Mr. Kotsen received his M.B.A. in Finance from Columbia Business School in 1995, and his B.A. in International Relations from Princeton University in 1991. Mr. Kotsen is a CFA® charterholder, a member of the CFA Institute, and a member of the New York Society of Security Analysts.
Amy Yu Chang, CFA, is a Managing Director and Portfolio Manager with NCRAM. She manages NCRAM's higher credit quality accounts, including the BB-B High Yield Strategy, and also assists in managing accounts in the full spectrum High Yield Total Return Strategy. She has been a high yield bond Portfolio Manager since 2007. Prior to that, she was an Assistant Portfolio Manager of various long-only high yield accounts at NCRAM since 2004, and an analyst in the high yield group at NCRAM for various industries including Retail, Apparel, Food, Restaurants, Technology, and Business Services since 1999. Ms. Yu Chang received her B.S. in Biology from Yale University in 1999. She is a CFA® charterholder, a member of the CFA Institute, and a member of the New York Society of Security Analysts.
Christopher Parham, CFA, is an Executive Director and Assistant Portfolio Manager with NCRAM. He became an Assistant Portfolio Manager of NCRAM’s high yield strategies in January of 2018, and has formally served as Assistant Portfolio Manager for a subset of NCRAM’s US high yield funds since June of 2025. Mr. Parham joined NCRAM in August 2007 as a Credit Analyst and currently covers the Banking & Financials industries, in addition to his assistant portfolio manager responsibilities. His previous coverage includes the Printing & Publishing and Broadcasting industries. Mr. Parham graduated cum laude from Harvard University with a B.A. in Government and a minor in Economics. He is a CFA® charterholder, a member of the CFA Institute, and a member of the New York Society of Security Analysts.

Statement of Additional Information

On page 76 of the Statement of Additional Information under the “Investment Manager and Other Service Providers—Sub-Advisors” section, the following disclosure is added at the beginning of the section:

Nomura Corporate Research and Asset Management Inc.

NCRAM, an SEC-registered investment adviser located at 309 West 49th Street, New York, NY, 10019, serves as the sub-advisor for Nomura High Income Fund.

On page 84 under the “Portfolio Managers – Other Accounts Managed” section of the Statement of Additional Information, the following information is added:

Other Accounts Managed

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
David Crall
Registered Investment Companies	3	$2.1 billion	0	$0

Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Steve Kotsen
Registered Investment Companies	4	$2.2 billion	0	$0
Other Pooled Investment Vehicles	14	$8.3 billion	0	$0
Other Accounts	31	$22.7 billion	4	$2.3 billion
Amy Yu Chang
Registered Investment Companies	2	$2 billion	0	$0
Other Pooled Investment Vehicles	2	$1.9 billion	0	$0
Other Accounts	9	$2.4 billion	1	$547.3 million
Chris Parham
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$1 billion	0	$0
Other Accounts	0	$0	0	$0
 As of December 31, 2025

On page 86 under the “Portfolio Managers – Description of Material Conflicts of Interest” section of the Statement of Additional Information, the following information is added with respect to NCRAM:

Description of Material Conflicts of Interest – NCRAM

Actual or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include but are not limited to: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, (iii) execution of portfolio transactions, (iv) personal interests and related party interests, (v) compensation conflicts such as where NCRAM has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts, and (vi) other investment and operational conflicts of interest. NCRAM’s compliance policies and procedures, including the Code of Ethics, are designed to address these conflicts and to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client and that client accounts are treated equitably over time. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

On page 87 under the “Portfolio Managers – Compensation Structure” section of the Statement of Additional Information, the following information is added with respect to NCRAM:

Compensation Structure - NCRAM

Compensation within NCRAM consists of a fixed amount which includes base salary and benefits together with a variable performance-related amount. The CEO will determine the bonus for investment professionals, consulting with the PMs with regard to the analysts. The variable performance-related remuneration is based upon an individual's performance as compared to agreed objectives which may include financial and non-financial performance measures, risk management, and other relevant factors. Determination of variable performance-related compensation is sufficiently flexible to reward short- and long-term individual performance.
When an employee's total compensation (fixed plus variable remuneration) exceeds certain limits, the employee must participate in the Nomura Holdings, Inc. remuneration deferral scheme which links the employee's deferred compensation award to the performance of NHI shares. Also, in the case of certain portfolio managers, a portion of their deferred compensation may be linked to the performance of certain strategies managed by NCRAM, and we believe this further ties portfolio managers to the long-term performance of NCRAM’s clients. Therefore, total compensation may consist of three elements: base salary, cash bonus and deferred bonus (via deferral vehicles, typically vesting over three years and linked to various instruments as described above).
On page 89 under the “Portfolio Managers – Ownership of Fund Shares” section of the Statement of Additional Information, the following information is added with respect to NCRAM:

Ownership of Fund Shares - NCRAM

As of December 31, 2025, the NCRAM portfolio managers did not beneficially own any shares of the Fund.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated February 11, 2026.